UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2019

CNO Financial Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11825 North Pennsylvania Street

Carmel, Indiana  46032

(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange

Rights to purchase Series D Junior Participating Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.                                   Other Events.

Unaudited pro forma condensed consolidated statements of operations of CNO Financial Group, Inc. (“CNO”) and notes thereto are filed as Exhibit 99.1 and incorporated by reference herein.  The unaudited pro forma condensed consolidated statements of operations of CNO for the three months ended March 31, 2018 and the year ended December 31, 2018 present the consolidated operating results of CNO as if the previously announced reinsurance transaction that was completed on September 27, 2018 had occurred before January 1, 2018.  The Unaudited Pro Forma Condensed Consolidated Statements of Operations included herein are provided to support the pro forma information included in the Company’s Preliminary Prospectus Supplement filed on May 28, 2019.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the reinsurance transaction described and the anticipated financial impact of the reinsurance transaction. We cannot predict with certainty the impact that interest rates or post-closing adjustments, among other things, will have on the assets or reserves transferred in connection with the reinsurance transaction. Actual results may vary materially from those contained in the forward-looking statements.

Item 9.01(d).                    Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Statements of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 28, 2019

	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer